UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2010

Commission	Exact name of registrant as specified in its charter	State of	I.R.S. Employer
File Number	and principal office address and telephone number	Incorporation	Identification No.

1-16163	WGL Holdings, Inc.	Virginia	52-2210912
101 Constitution Ave., N.W.
Washington, D.C. 20080
(703) 750-2000

0-49807	Washington Gas Light Company	District of	53-0162882
	101 Constitution Ave., N.W.	Columbia
	Washington, D.C. 20080	and Virginia
(703) 750-4440

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On September 29, 2010, the Boards of Directors of the WGL Holdings, Inc. and its public utility subsidiary, Washington Gas Light Company (“Washington Gas”), (together, the “Companies”), approved a succession planning recommendation from the Human Resources Committee of the Companies and adopted a resolution pursuant to which:
1)	Mr. William R. Ford was appointed Controller of the Companies effective October 1, 2010; and

2)	Mr. Mark P. O’Flynn, the former Controller of the Companies, will become Vice President-Finance of the Companies and will continue to report to Mr. Vincent L. Ammann, Jr., Vice President and Chief Financial Officer.
Mr. Ford, age 55, has been with Washington Gas since June 2005 and has served as Assistant Controller of the Companies since March 2009. Prior to joining Washington Gas, Mr. Ford was Controller and Chief Accounting Officer with National Energy and Gas Transmission, Inc., a former subsidiary of PG&E Corporation.
Effective October 1, 2010, in connection with his appointment as Controller of the Companies, Mr. Ford became a participant in the Washington Gas Light Company Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”), Washington Gas Light Company Defined Benefit Restoration Plan (the “DB Plan”), and the WGL Holdings, Inc. and Washington Gas Light Company Change in Control and Severance Plan for Certain Executives (the “Change in Control Plan”).
The DC SERP provides supplemental retirement benefits to executives and a select group of management or highly compensated employees. The DB Restoration Plan provides supplemental retirement benefits to certain executives and other highly compensated employees. The Change in Control Plan provides severance pay and, in some situations, vesting or payment of long-term incentive awards, upon a change in control. Copies of the DC SERP and the DB Restoration Plan which provide descriptions of the benefits available under each plan are attached to the Quarterly Report on Form 10-Q previously filed with the Securities and Exchange Commission (the “Commission”) by Washington Gas Light Company on February 5, 2010. A copy of the Change in Control Plan which provides descriptions of its provisions is attached to the Annual Report on Form 10-K previously filed with the Commission by Washington Gas Light Company on December 1, 2008.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)
Date: October 4, 2010	/s/ William R. Ford
William R. Ford
Controller (Principal Accounting Officer)